UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2025

GAIA, INC.

(Exact name of Registrant as Specified in Its Charter)

Colorado	000-27517	84-1113527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 West South Boulder Road
Louisville, Colorado		80027
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 222-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GAIA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 12, 2025, Gaia, Inc. (the “Company”) issued a press release announcing results for its quarter ended March 31, 2025. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2025, the Company announced that the Board of Directors of the Company (the “Board”) appointed Kiersten Medvedich, age 52, as Chief Executive Officer on May 10, 2025, effective late in the second quarter of 2025. Ms. Medvedich will be taking over the Chief Executive Officer position from James Colquhoun. Mr. Colquhoun will be assuming the role of Chief Business Development Officer. Ms. Medvedich has served as Gaia’s President since June 2023, and she previously served as Executive Vice President of Content from June 2020 until June 2023 and joined the Office of President in November 2020. She previously served as Senior Vice President of Content, Vice President of Content Production and Senior Director of Content Production since joining Gaia in November 2016. Her experience has been firmly rooted in all facets of management and production and brings a level of national broadcast experience to Gaia by way of her long-standing tenure with Sony Pictures Television.

The Company did not enter into any material new compensatory arrangements, or materially amend any existing compensation arrangements in connection with Ms. Medvedich’s appointment as Chief Executive Officer, and her compensation remains materially consistent with that previously disclosed on the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities Exchange Commission on April 8, 2025.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Gaia, Inc. on May 12, 2025.
104	Cover Page Interactive Data File.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GAIA, INC.

Date:	May 12, 2025	By:	/s/ Ned Preston
Name: Ned Preston Title: Chief Financial Officer